UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 2, 2018
Kemper Corporation
(Exact name of registrant as specified in its charter)
Commission File Number: 001-18298

DE	95-4255452
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
One East Wacker Drive, Chicago, IL 60601
(Address of principal executive offices, including zip code)
312-661-4600
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of
the Exchange Act.    ☐

EXPLANATORY NOTE
This Current Report on Form 8-K/A (“Form 8-K/A”) amends the Current Report on Form 8-K filed July 2, 2018 (the “Original Report”) by Kemper Corporation (“Kemper”) reporting the completion of Kemper's previously announced acquisition of Infinity Property and Casualty Corporation (“Infinity”). This Form 8-K/A includes the historical audited and unaudited consolidated financial statements of Infinity required under Item 9.01(a) and the combined pro forma financial information of Kemper and Infinity required under Item 9.01(b). There are no additional changes to the Original Report, and this Form 8-K/A should be read in conjunction with the Original Report.
Section 9. – Financial Statements and Exhibits.

Item 9.01.	Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
The audited consolidated balance sheets of Infinity and subsidiaries as of December 31, 2017 and 2016, and the audited consolidated statements of income, comprehensive income (loss), cash flows and shareholders’ equity for the years ended December 31, 2017, 2016 and 2015, together with the notes thereto and the report of Ernst & Young LLP thereon, are filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.
The unaudited condensed consolidated balance sheets of Infinity and subsidiaries as of June 30, 2018 and December 31, 2017, and the unaudited condensed consolidated statements of income, comprehensive income (loss), cash flows and shareholders’ equity for the six and three months ended June 30, 2018 and 2017, together with the notes thereto, are are filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.
(b) Pro Forma Financial Information
The unaudited pro forma condensed combined balance sheet of Kemper and Infinity as of June 30, 2018 and the unaudited pro forma condensed combined statements of income of Kemper and Infinity for the year ended December 31, 2017 and six months ended June 30, 2018, together with notes thereto, are filed as Exhibit 99.3 to this Current Report on Form 8‑K/A and incorporated herein by reference.
(d) Exhibits
23.1    Consent of Independent Registered Public Accounting Firm
99.1    The audited consolidated balance sheets of Infinity and subsidiaries as of December 31, 2017 and 2016, and the audited consolidated statements of income, comprehensive income (loss), cash flows and shareholders’ equity for the years ended December 31, 2017, 2016 and 2015, together with the notes thereto and the report of Ernst & Young LLP thereon (incorporated by reference from Item 8 of Part II of Infinity's 2017 Annual Report on Form 10-K filed on February 15, 2018).
99.2    The unaudited condensed consolidated balance sheets of Infinity and subsidiaries as of June 30, 2018 and December 31, 2017, and the unaudited condensed consolidated statements of income, comprehensive income (loss), cash flows and shareholders’ equity for the six and three months ended June 30, 2018 and 2017, together with the notes thereto.
99.3    The unaudited pro forma condensed combined balance sheet of Kemper and Infinity as of June 30, 2018 and the unaudited pro forma condensed combined statements of income of Kemper and Infinity for the year ended December 31, 2017 and six months ended June 30, 2018, together with notes thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kemper Corporation

Date:	September 18, 2018	/S/ RICHARD ROESKE
Richard Roeske
Vice President and Chief Accounting Officer (principal accounting officer)